ETFMG Alternative Harvest ETF
Schedule of Investments (Unaudited)
June 30, 2019
	Shares	Value
COMMON STOCKS - 99.1%
Canada - 56.5%
Investment Companies - 9.6%
Canopy Rivers, Inc. (a)	6,303,290	$15,354,507
Cronos Group, Inc. (a) ^	5,972,278	95,437,003
Total Investment Companies		110,791,510
Pharmaceuticals - 46.9%
Aphria, Inc. (a) ^	6,981,528	48,940,511
Aurora Cannabis, Inc. (a) ^	11,331,599	88,613,104
Auxly Cannabis Group, Inc. (a)	15,986,325	9,888,071
CannTrust Holdings, Inc. (a)	8,853,976	44,446,960
Canopy Growth Corp. (a) ^	2,054,653	82,823,063
Emerald Health Therapeutics, Inc. (a)	8,469,760	15,457,773
Green Organic Dutchman Holdings Ltd. (a)	15,804,329	38,981,316
HEXO Corp. (a)	6,676,490	35,518,927
Khiron Life Sciences Corp. (a)	4,238,913	7,380,185
MediPharm Labs Corp. (a)	2,066,994	8,176,113
Organigram Holdings, Inc. (a)	6,970,634	44,872,242
PharmaCielo Ltd. (a)	824,088	4,254,007
Supreme Cannabis Co., Inc. (a)	10,783,189	12,845,462
The Flowr Corp.. (a)	727,413	3,405,018
Tilray, Inc. (a) ^	1,976,039	92,004,376
Vivo Cannabis, Inc. (a)	2,838,361	1,235,436
Total Pharmaceuticals		538,842,564
Total Canada		649,634,074

Italy - 1.6%
Machinery - 1.6%
Gima TT SpA	1,923,800	17,817,622

Japan - 1.6%
Tobacco - 1.6%
Japan Tobacco, Inc.	815,045	17,988,217

Mexico - 0.00%
Construction & Engineering - 0.00%
Empresas ICA SAB de CV (a)(b)	155,893	-

Sweden - 1.4%
Tobacco - 1.4%
Swedish Match AB	385,489	16,272,803

United Kingdom - 11.4%
Pharmaceuticals - 8.6%
GW Pharmaceuticals PLC - ADR (a)	576,287	99,346,116
Tobacco - 2.8%
British American Tobacco PLC	497,305	17,361,390
Imperial Brands PLC	607,264	14,242,438
Total Tobacco		31,603,828
Total United Kingdom		130,949,944
ETFMG Alternative Harvest ETF
Schedule of Investments (Unaudited)(Continued)
June 30, 2019
	Shares	Value
United States - 26.6%
Biotechnology - 10.7%
Arena Pharmaceuticals, Inc. (a)	405,058	$23,748,551
Cara Therapeutics, Inc. (a)	953,006	20,489,629
Corbus Pharmaceuticals Holdings, Inc. (a)	7,011,051	48,586,583
Zynerba Pharmaceuticals Inc. (a)	2,237,843	30,322,773
Total Biotechnology		123,147,536
Chemicals - 1.8%
Scotts Miracle-Gro Co.	205,165	20,208,753
Paper & Forest Products - 1.8%
Schweitzer-Mauduit International, Inc.	626,662	20,792,645
Real Estate Investment Trust - 2.8%
Innovative Industrial Properties, Inc.	265,326	32,783,680
Tobacco - 9.5%
22nd Century Group, Inc. (a) ^	8,326,286	17,401,938
Altria Group, Inc.	351,193	16,628,989
Philip Morris International, Inc.	219,487	17,236,314
Turning Point Brands, Inc.	359,391	17,602,971
Universal Corp.	350,547	21,302,741
Vector Group Ltd.	1,951,550	19,027,612
Total Tobacco		109,200,565
Total United States		306,133,179
TOTAL COMMON STOCKS (Cost $1,167,527,250)		1,138,795,839

COLLATERAL FOR SECURITIES LOANED - 35.4% +
Stock Loan Cash Collateral - 35.4%
Stock Loan Cash Collateral (Cost $406,961,819)		406,961,819

STOCK WARRANT - 0.1%
Canada - 0.1%
SpinCo Unit Warrant (a) (Cost $995,678)	2,221,466	848,179

Total Investments (Cost $1,575,484,747) - 134.6%		$1,546,605,837
Liabilities in Excess of Other Assets - (34.6)%		(397,313,965)
NET ASSETS - 100.0%		$ 1,149,291,872

Percentages are stated as a percent of net assets.
AB - Aktiebolag
ADR - American Depositary Receipt
PLC - Public Limited Company

(a) Non-income producing security.
(b)	Includes a security that is categorized as Level 3 per the Trust's fair value hierachy. This security represents $0 or 0.00% of the Fund's net assets and is classified as a Level 3 security.
+ Investments purchased with cash proceeds from securities lending. Total cash collateral has a value of $406,961,819 as of June 30, 2019.
^ All or a portion of this security is out on loan as of June 30, 2019. Total value of securities out on loan is $406,961,819.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC ("S&P"). GICS® is a service mark of MSCI, Inc. and S&P,

The following is a summary of significant accounting policies consistently followed by ETFMG Alternative Harvest ETF. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

 Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2019, ETFMG Alternative Harvest held one fair valued security. More detail on the security can be found in their respective Schedule of Investments.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of June 30, 2019 for the Fund’s assets and liabilities measured at fair value:

ETFMG Alternative Harvest ETF
Assets^	Level 1	Level 2	Level 3		Total
Common Stocks	$1,138,795,839	$-	$-	(a)	$1,138,795,839
Collateral for Securities Loaned*	-	-	-		406,961,819
Stock Warrant		848,179			848,179
Total Investments in Securities	$1,138,795,839	$848,179	$-		$1,546,605,837

^ See Schedule of Investments for classifications by country and industry.
(a) Includes a security valued at $0.

The ETFMG Alternative Harvest ETF held a Level 3 security at the end of the period. The security classified as Level 3 is deemed immaterial. This security transferred from Level 1 to Level 3 due to being previously priced in an active market. There were no transfers into or out of Level 2 during the six months ended June 30, 2019. Transfers between levels are recognized at the end of the reporting period.

* Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.